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
        SOUTH EAST COMMERCE HOLDING CO.                   THE BANKERS BANK                      Loan Number
                 103 VAN NESS                         3715 NORTHSIDE PARKWAY NW                             ------------------------
           PEACHTREE CITY, GA 30269                  300 NORTH CREEK, SUITE 800                 Date        August 27, 1997
                                                          ATLANTA, GA 30327                         --------------------------------
                                                                                                Maturity Date        August 27, 1998
                                                                                                              ----------------------
                                                                                                Loan Amount $        $500,000.00
                                                                                                             -----------------------
          BORROWER'S NAME AND ADDRESS                                                           Renewal of
 "I" Includes each borrower above, jointly and             LENDER'S NAME AND ADDRESS                       -------------------------
                   severally                      "You" means the lender, its successors and
                                                                     assigns
------------------------------------------------ ---------------------------------------------- ------------------------------------
For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of  Five Hundred
Thousand Dollars $500,000.00
[ ] Single Advance:  I will receive all of this principal sum on _______________________.  No additional advances are contemplated under this note.
[X] Multiple Advance:  The principal sum shown above is the maximum amount of principal I can borrow under this note.  On
      __________________ I will receive the amount of $________________________ and future principal advances are contemplated.
      Conditions:  The conditions for future advances are FINANCIALS INFORMATION HAS BEEN PROVIDED AS REQUESTED BY LENDER. BORROWER
IS NOT IN DEFAULT ON THIS LOAN OR ANY OTHER OBLIGATION TO ANOTHER LENDER
      [X] Open End Credit:  You and I agree that I may borrow up to the maximum principal sum more than one time.  This feature is subject to all other conditions and expires on AUGUST 27, 1998.
      [ ] Closed End Credit:  You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.
INTEREST:  I agree to pay interest on the outstanding principal balance from AUGUST 27, 1997 at the rate of 8.50% per year until the Index Rate changes as indicated below.
      [X] Variable Rate:  This rate may then change as stated below.
      [X] Index Rate:  The future rate will be AT the following index rate: PRIME RATE AS PUBLISHED IN THE MONEY RATES SECTION OF
          THE WALL STREET JOURNAL.  IF MORE THAN ONE RATE EXISTS, THEN THE HIGHER RATE WILL PREVAIL.
      [ ] No Index:  The future rate will not be subject to any internal or external index.  It will be entirely in your control
      [X] Frequency and Timing:  The rate on this note may change as often as DAILY. A change in the interest rate will take effect
          ON THE EFFECTIVE DATE OF CHANGE IN THE ABOVE INDEX RATE
      [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be mare than % or less than _______________________%.  The rate may not change more ___________________% each Effect of Variable Rate:
          A change in the interest rate will have the following effect on the payments:
      [X] The amount of each scheduled payment will change.                   [ ]   The amount of the final payment will change.
      [ ] ______________________________________________________________________________________________________________________
ACCRUAL METHOD:  Interest will be calculated on a 360/ACTUAL  basis
COST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
      [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
      [X] at a rate equal to THE INDEX RATE PLUS 2.0%
[X]   LATE CHARGE:  If a payment is made more than 15 days after it is due, I agree to pay a late charge of $25.00
[ ]   ADDITIONAL CHARGE:  In addition to interest, I agree to pay the following charges which [ ] are [ ]  are not included in the principal amount above:
PAYMENTS: I agree to pay this note as follows:
[X]   Interest:  I agree to pay accrued interest QUARTERLY BEGINNING OCTOBER 1, 1997 AND EVERY QUARTER THEREAFTER UNTIL
         PAID IN FULL
[X]   Principal:  I agree to pay the principal AT MATURITY DATE OF AUGUST 22, 1998
[ ]   Installments:  I agree to pay this note ____________ payments.  The first payment will be in the amount of $_____________
      and will be due  _____________________.  A payment of $_____________will be due thereafter.  The final payment of the entire unpaid balance of principal and interest will be due ____________________________________________________________________.
PURPOSE: The purpose of this loan LINE OF CREDIT
ADDITIONAL TERMS:
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SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future
      (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.
[ ]      Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in progress, or materials used or consumed in my business.
     [ ] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, _____ and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such
         ________ not necessary for a valid security interest in my equipment.
     [ ] Farm Products:  All farm products including, but not limited:
         (a) all poultry and livestock and their young, along with their products, produce and replacements;
         (b) all crops, annual or perennial, and all products of the crops; and
         (c)  all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations
     [ ] Accounts, Instruments, Documents, Chattel Paper and Other rights to
         Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to: (a) payment for goods and other property sold or ________ or for service rendered, whether or not I have earned such payment by performance; and (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.
     [ ] General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patients, copyrights, trademarks, trade secrets, good will, trade names, _____________, permits and franchises, and the right to use my name.
     [ ] Government Payments and Program: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diver_____
         payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting , current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASDS).
     [ ] The accrued property includes, but is not limited by, the following;

     PERSONAL GUARANTIES OF G. WEBB HOWELL, STEPHEN R. GROSS, FRANK E.
         PERISINO, GARY M. BREMER, RICHARD C. CARTER, JR., RICHARD A. PARLONTIERI, TERRY L. FERRERO, AND DONNIE H. RUSSELL.

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Property will be used for a [ ]  personal                               [ ]___________________________________________purpose
[ ] business        [ ]   agricultural                                  SIGNATURES AND SEALS: IN WITNESS WHEREOF, I HAVE SIGNED
This agreement covers _____ to be _____ mineral s(including oil and     MY NAME AND AFFIXED MY SEAL ON THIS 27TH  DAY OF AUGUST,
gas), ____ or crops growing or to be grown, the description of the      1997, BY DOING SO, I AGREEMENT TO THE TERMS OF THIS
real estate is:                                                         NOTE (INCLUDING THOSE ON PAGE 2).  I HAVE RECEIVED A
___________________________________________________________________     COPY ON TODAY'S DATE.
___________________________________________________________________     Richard A. Parlontieri                          (SEAL)
___________________________________________________________________     -------------------------------------------------------
____, ____ this agreement on the real estate records.                   SOUTHEAST COMMERCE HOLDING COMPANY
_______ owner (if not me)__________________________________________     BY:  RICHARD A. PARLONTIERI
___________________________________________________________________     ________________________________________________(SEAL)
___________________________________________________________________     ________________________________________________(SEAL)
NATURE FOR LENDER
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


To:   The Bankers Bank                                          August 27, 1997
      Atlanta, Georgia

      FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Stephen R. Gross (hereinafter call the "Debtor") by The Bankers Bank (hereinafter together with its successors and assigns, called the "Bank"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by declaration or otherwise, and at all times hereafter, of all obligations of the Debtor to the Bank, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due to or become due (collectively called "Liabilities"), and the undersigned further agree(s) to pay all expenses (including attorney's fees) paid or incurred by the Bank in endeavoring to collect he Liabilities, or any part thereof, and in enforcing this guaranty. The right of recovery against the undersigned is, however, limited to the amount of Ninety Three Thousand Seven Hundred Fifty and 00/100 Dollars ($93,750.00), plus interest on such amount and plus all expenses of enforcing this guaranty.
      Undersigned hereby transfers and conveys to the Bank any and al balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter with the Bank, and the Bank is hereby given a lien upon security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Bank for any reason, including all dividends and distributions on or other rights in connection therewith.
      In the event of the death, incompetency, dissolution, or insolvency (as defined by the Uniform Commercial Code as in effect at that time in Georgia) of the Debtor, or if a petition bankruptcy be filed by or against the Debtor, or if a receiver be appointed for any part of the property or assets of the Debtor, or if any judgment be entered against the Debtor, or if the Bank shall feel insecure with respect to Liabilities and if any such event should occur at a time when any of the Liabilities may not then be due and payable, the undersigned agrees to pay to the Bank upon demand the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.
      Bank may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and is such order of application as the Bank may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Bank for any purpose.
      This guaranty shall be continuing absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may given written notice to the Bank of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Bank and no such notice shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice if given with respect to any Liabilities existing at the date of receipt of such notice by the Bank, any interest thereon or any expenses paid or incurred by the Bank in endeavoring to collect such Liabilities, or any part thereof, an in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.
      The Bank may, from time to time, without notice to the undersigned (or any of them), (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for any period whether or not longer than the original period), alter or exchange any of the Liabilities, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (e) release its security interest, if any, in all or any property securing any of the Liabilities or any obligation hereunder and permit any substitution or exchange for any such property, and (f) respond to the undersigned (or any of them) for payment of any of the Liabilities, whether or not the Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities.
      Any amount received by the Bank from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Bank may from time to time elect.
      The undersigned hereby expressly waive(s): (a) Notice of acceptance of this guaranty, (b) notice of existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protect, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for any of the foregoing.
      The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way effect or impair this guaranty.
      The Bank may, without notice of any kind, sell, assign, or transfer all of any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee,. transferees or holder were herein by name specifically given such rights, powers and benefits, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Bank, as to so much of the Liabilities as it has not sold, assigned, or transferred.
      No delay or failure on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Bank permitted hereunder shall in any way impair or affect this guaranty. For the purpose of this guaranty, Liabilities shall include all obligations of the Debtor to the Bank, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the invalidity of unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.
      This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors, and assigns of the undersigned. If more than one party shall execute his guaranty, the term "undersigned" shall mean all parties executing this guaranty, all such parties shall be jointly and severally obligated hereunder.
      This guaranty has been made and delivered in the State of Georgia, and shall be governed by the laws of that State. Wherever possible each provision of their guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective so the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.
      IN WITNESS WHEREOF the undersigned have hereunto set their hands and affixed their seals the day and year above written.

                                           Guarantor: Southeast Commerce
                                                      Holding Company
                                                      -------------------------

                                                      By: /s/ Stephen R. Gross
                                                          ---------------------
                                                          Stephen R. Gross
Witness: /s/ Richard A. Parlontieri
         --------------------------